EXHIBIT 77Q1

                                    EXHIBITS

(a)(1) Form of Certificate of the Amendment- incorporated herein by reference to Post-Effective Amendment No 53 to the Registrant's Registration Statement on Form N-1A filed on September 23, 2002.